Financial Investors Trust

Aristata Equity Fund

Aristata Quality Bond Fund

Aristata Colorado Quality Tax-Exempt Bond Fund

SUPPLEMENT DATED OCTOBER 7, 2002

TO THE AUGUST 28, 2002 PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION

This supplement provides new information beyond that contained in the Prospectus and the Statement of Additional Information ("SAI"), and should be read in conjunction with such Prospectus and SAI.

Effective October 21, 2002, ALPS Distributors, Inc., the Funds' distributor, and ALPS Mutual Funds Services, Inc., the Funds' administrator, will be relocating to a new office building. Their new address will be 1625 Broadway, Suite 2200, Denver, Colorado 80202. The telephone number, 800.644.8595, to obtain information about the Funds, will remain the same.

The address for W. Robert Alexander, Chairman of the Board, Jeremy O. May, Treasurer, and Traci A. Thelen, Secretary, will also change to 1625 Broadway, Suite 2200, Denver, Colorado 80202.